UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

ACTIVECARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53570	87-0578125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

1365 Business Park Drive, #100 Orem, Utah 84058
(Address of Principal Executive Offices)

(877) 219-6050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, ActiveCare, Inc., a Delaware corporation (the "Company") entered into a Securities Purchase Agreement, as amended (the "Purchase Agreement"), with JMJ Financial, a Nevada sole proprietorship ("JMJ", and together with the Company, the "Parties"). Pursuant to the terms of the Purchase Agreement, JMJ purchased from the Company (i) a Promissory Note, as amended, in the aggregate principal amount of up to $1,500,000 (the "Note") due and payable on the earlier of March 15, 2017, or the third business day after the closing of the Company's contemplated public offering of securities (the "Securities Offering"), and (ii) a common stock purchase warrant to purchase 10,000,000 shares of the Company's common stock ("Common Stock") at an exercise price as defined therein.

Effective March 3, 2017, the Parties entered into a third amendment to the Purchase Agreement and the Note (the "Amendment"), pursuant to the terms of which the maximum principal sum of the Note increased from $1,500,000 to $2,000,000.

On March 3, 2017, JMJ paid an additional $200,000 in consideration to the Company, increasing the principal sum currently due under the Note to $1,700,000.  In connection with the additional consideration, pursuant to the terms of the Purchase Agreement, on March 3, 2017, the Company issued JMJ a warrant to purchase up to 8,000 shares of Common Stock (the "Warrant") at an exercise price as defined therein.
The foregoing description of the Amendment and the Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of each document. A copy of the Amendment and Warrant are attached hereto as exhibits and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

These securities were not registered under the Securities Act of 1933, as amended (the "Securities Act"), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a "public offering," as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, this investor had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

4.1*	Common Stock Purchase Warrant, dated March 3, 2017, issued by ActiveCare, Inc. to JMJ Financial

10.1*	Amendment #3 to the Securities Purchase Agreement and to the $1,500,000 Promissory Note
 *filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVECARE, INC.

Date: March 9, 2017	By:	/s/ Jeffrey Peterson
Jeffrey Peterson
Chief Executive Officer